EXHIBIT 99.1

Investor Presentation January 2004

Forward-Looking Statements Some of the comments that follow may contain forward-looking statements. These statements are not guarantees of future performance and involve a number of risks and uncertainties. Actual results could differ materially from what may be projected. The principal risks and uncertainties that may affect the operations, performance, development and results of the Company's business include the following: the cyclical and seasonal nature of the Company's business; public infrastructure expenditures; adverse weather; availability of raw materials; unexpected operational difficulties; governmental regulation and changes in governmental and public policy; changes in economic conditions specific to any one or more of the Company's markets; competition; announced increase in capacity in the gypsum wallboard and cement industries; product pricing; general economic conditions; and interest rates. Other risks and uncertainties could also affect the outcome of the forward-looking statements.

Spin-Off Transaction Shareholder approval Record date for $6.00/share special dividend Special dividend payment Distribution of EXP to Centex Shareholders 0.193 shares for each CTX share (0.044 EXP, 0.149 EXP.B) Eagle Materials Inc. first day of trading as EXP, EXP.B January 8, 2004 January 13, 2004 January 29, 2004 January 30, 2004 February 2, 2004

Low-cost producer of cement and wallboard Stable earnings and cash flow from cement plants Strong earnings and cash flow upside from our wallboard plants Strong balance sheet and cash flow supports growth, dividends, and stock repurchases Investment Highlights The Nation's Highest Margin Construction Products Company* * Based on comparison of earnings before interest and taxes/revenues for most recent reported period for EXP comparable companies (CSAR, FRK, LAF, MLM, TXI, RMIX, USG, VMC).

Gypsum Wallboard Cement Paperboard Concrete & Aggregates Products Lines

EXP is a Dynamic Portfolio of Construction Products Businesses Wallboard Paperboard Cement Concrete & Aggregates Pie 2 43 25 63 4 Wallboard Paperboard Cement Concrete & Aggregates Pie 1 213 60 170 56 EXP FY 2003 Revenues $ 429 million EBITDA** $ 129 million Net Income $ 58 million Employees 1,550 FY 2003 Revenue by Segment* FY 2003 EBITDA** by Segment* Concrete & Aggregates 11% Wallboard 43% Cement 34% Cement 46% Paperboard 12% Paperboard 19% Wallboard 32% Concrete & Aggregates 3% * Segment information is as described in Annual Report on Form 10K/A for the fiscal year ended March 31, 2003, Management Discussion and Analysis. ** EBITDA is a non-GAAP measure. See slide number 29 entitled "Explanation of Non-GAAP Items".

Financial History Fiscal Years Ended March 31st ($ Millions) 94 95 96 97 98 99 00 01 02 03 Revenue 193 223 259 278 344 382 470 441 471 501 Cash From Ops 22 35 42 53 76 56 89 82 99 106 Revenues* Cash From Ops EPS ($) 0.45 0.95 1.47 1.89 2.56 3.71 5.63 3.22 2.15 3.11 <1% EXP Sales to Centex * Total of Segment Revenues

#1 Profit Driver and Value Creator Acquire assets during cyclical valleys Enhance assets by incrementally increasing capacity with minimal investment Maintain assets in "better than new" condition Optimize the interaction between people, complex machinery, and raw materials End Result - Highest Margins and Lowest Costs Maximize Production While Minimizing Capital Investment

Cement Industry Overview High Barriers to Entry Capital intensive with economies of scale Lengthy environmental permitting process Regional markets are impacted by size of new plants Favorable Growth Prospects Broad-based demand directly linked to construction industry Consumption has grown at 2% CAGR historically High value and low cost product - difficult to replace Stable and Predictable Supply / Demand Dynamic 20% imports needed to supplement domestic capacity U.S. capacity over 80% foreign owned and majority of imports are controlled by foreign multinationals Supportive regulatory backdrop Increased U.S. capacity not justified at current price level

50 75 100 125 150 75 77 79 81 83 85 87 89 91 93 95 97 99 01 03 05 07 Capacity Consumption Cement Industry Overview Capacity vs. Consumption Source: PCA Data and EXP Forecast. Millions of Short Tons Imports Forecast

Cement Strong Regional Operations (34% of FY03 Revenue) 40-year history 2.3 million tons of capacity (net of joint ventures) - sold out each of last 17 years 2% of U.S. market share (11th) Cement Plants Cement Terminals Markets Served Cement Plants Cement Terminals Markets Served

Cement Production & Cost Fiscal Year Ended March 31st 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 Total Net Tons Produced 1474 1614 1660 1694 1752 1838 1952 1958 1924 2043 2085 2233 Average Net Production Cost* 40.31 36.9 38.72 38.94 38.31 38.93 37.55 39.14 41.83 39.75 40.8 41.99 (000's Tons) ($ per Ton) EXP has Increased Same-Site Production Capacity by Approximately 50% While Maintaining Essentially Flat Costs * Excludes SG&A.

Cement Low-Cost Production ($/Ton) Industry Average* EXP** Gross Sales $78.5 $75.5 Regional price differences Freight 5.0 6.5 Market proximity Plant Costs 52.5 41.5 3 of 4 plants in top quartile Gross Margin 21.0 27.5 SG&A (Segment) 4.5 2.5 Lean, decentralized Operating Earnings $16.5 $25.0 Margin Analysis Gross Margin 27.0% 36.7% Superior Profitability Operating Margin 21.0% 33.0% Superior Profitability * Based on 75 plant PCA industry survey for calendar 2002. ** Calendar 2002 data.

Concrete & Aggregates Both Industries are Highly Fragmented Over 7,000 independent quarries with top two aggregates producers controlling 13% of the market 2,700 concrete companies owning approximately 6,000 plants Concrete and Aggregates Represent a Very Small Part of EXP Strong competitive positions in local markets Complementary to Eagle Materials' cement operations

Wallboard Industry Overview Consolidating Industry 8 U.S. producers - down from 13 ten years ago Top 5 producers represent approximately 87% of capacity Production Capacity Returning to Equilibrium Broad-based demand directly linked to construction industry High value and low cost product - limited substitutes Consumption has grown at a 3.2% CAGR historically Industry utilization is trending upward with increased demand FY 2002 - 83% FY 2003 - 84% FY 2004 est. - 88% FY 2005 est. - 90+% EXP Prices are Firming Up approximately 10% fiscal YTD as of December 31, 2003 12% price increase implemented January 1, 2004

Wallboard Sales Price Trend 3/31/03 6/30/03 9/30/03 12/31/03 Price 79 82.72 83.67 86.41 (Quarter Ending) $/MSF $79.00 $82.72 $83.67 $86.41

60% 70% 80% 90% 100% 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 $0 $20 $40 $60 $80 $100 $120 $140 $160 Wallboard Utilization and Pricing* Industry Capacity Utilization EXP Net Price (2001 $/msf) Average Utilization & Price Fiscal Years * Based on Gypsum Association historical data and EXP projections.

Wallboard Strong Western U.S. Operations (43% of FY03 Revenue) 18-year history 2.7 billion sq. ft. of capacity 8% U.S. market share (5th) Vertically integrated with light-weight paper Wallboard Plants Reload/Distribution Yards Markets Served Wallboard Plants Reload/Distribution Yards Markets Served

Wallboard Production & Cost 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 Total BSF Shipped 0.323 0.376 0.487 0.586 0.672 0.714 1.091 1.151 1.374 1.649 1.89 1.956 Average Cost / MSF 58.92 63.77 56.47 65.16 59.74 60.56 64.58 64.03 63.02 65.94 61.39 63.69 (BSF) ($/MSF) EXP's Current Production Capacity of 2.7 BSF Has Come Through Internal Expansions and Major Acquisitions Note: 1/2" costs.

Wallboard Low-Cost Production (1/2" Basis) ($/msf) Industry Average* EXP** Gross Sales $116 $110 Regional / mix differences Freight 20 22 Market proximity Plant Costs 76 62 3 of 4 plants in top quartile Gross Margin 20 26 SG&A 9 5 Lean organization Operating Earnings $11 $21 Margin Analysis Gross Margin 17% 24% Superior Profitability Operating Margin 9% 19% Superior Profitability * Based on EXP estimates for calendar 2002. ** Calendar 2002 data.

Paperboard Lawton is a low-cost producer Capacity has increased from 180,000 tpy to 270,000 tpy in three years Product mix optimization opportunities 7 out of 8 U.S. wallboard producers own integrated paper assets Improving market dynamic - two competing mills have closed over the past year

EXP Projections EPS FY 2003 FY 2004E FY 2005P EBITDA 129 133 145 5 6 EBITDA* FY 2003 FY 2004E FY 2005P EPS 3.11 3.35 3.7 0.15 0.2 10% 12% $129 $133-$137 $145-$151 $3.11 $3.35-$3.45 $3.70-$3.90 FY 2003 FY 2004E FY 2005P Revenue $429 $490-$500 $520-$535 Net Income $58 $63-$65 $70-$74 ($ millions) ($ per share) * EBITDA is a non-GAAP measure. See slide number 29 entitled "Explanation of Non-GAAP Items".

Financial Capability Total Debt to Total Capitalization * EXP includes impact of $113 million special dividend * Based on latest publicly available data except that EXP data is projected as of the spin-off (January 30, 2004). (projected) TXI MLM VMC RIN LAF EXP FRK Capitalization 0.53 0.39 0.33 0.32 0.22 0.17 0.17 53% 39% 33% 32% 22% 17% 17%

Increasing Value Through Growth Focused on operational excellence to enhance existing operations and rapidly integrate new acquisitions Return Through Dividends Share Repurchases When Appropriate Shareholder Value Creation

Shareholder Return Through Dividends EXP has Announced it Will Increase its Annual Dividend from $0.20 Per Share to $1.20 Per Share for FY 2005 Yield (1) CY04 Payout (2) (1) Based on $55 per share stock price (2) Based on First Call CY04E EPS of $4.22 (as of January 22, 2004) EXP's Increased Dividend Industry Average* * Industry average includes Vulcan Materials, Rinker Group, Florida Rock, Martin Marietta, Lafarge NA, and Texas Industries.

Increased Shareholder Value Through Growth $750 Million Projected to be Available (Cash & Debt Capacity) Over the Next 5 Years with 40% Debt-to-Capital as the Upper Target Focused on cement and wallboard growth Project returns above cost-of-capital Stock available as acquisition currency Growth Opportunities Include: Existing capacity optimization New cement import terminals Opportunistic acquisitions (cement & wallboard)

Balanced Strategy Focused on Cement and Wallboard - Disciplined Asset Management Strong Cash Flow from Low-Cost Operations Strong Upside from Existing Wallboard Operations Attractive Annual Dividend The Nation's Highest Margin Construction Products Company* A Solid Foundation with a Bright Future * Based on comparison of earnings before interest and taxes/revenues for most recent reported period for EXP comparable companies (CSAR, FRK, LAF, MLM, TXI, RMIX, USG, VMC).

Contact Information Steve Rowley, President and CEO Telephone: 214-981-6569 Email: srowley@eaglematerials.com Arthur Zunker, Senior Vice President and CFO Telephone: 214-981-6510 Email: azunker@eaglematerials.com Bill Boor, Senior Vice President-Corporate Development / Investor Relations Telephone: 214-981-6825 Email: bboor@eaglematerials.com

Explanation of Non-GAAP Items EBITDA represents net income, plus interest expense (less interest income), provision for income taxes and depreciation and amortization expense. EBITDA is a non-GAAP measure that provides supplemental information regarding the operating performance of our business without regard to financing methods, capital structures or historical cost bases. EBITDA is widely used in the financial community as a benchmark for evaluating the creditworthiness of particular issuers. EBITDA should not, however, be considered as an alternative to net income, operating income, cash flow from operations or any other measure of financial performance in accordance with GAAP. Our EBITDA can be reconciled to our net income by adding to net income the following amounts in each of the applicable periods: (a) for fiscal year ending March 31, 2003: interest expense, $9.6 million; provision for income taxes, $29.0 million; depreciation and amortization expense, $33.2 million; (b) fiscal year ending March 31, 2004; interest expense, $3.8 million; provision for income taxes, $33.2-$34.5 million; depreciation and amortization expense, $33.6 million; (c) fiscal year ending March 31, 2005; interest expense, $3.5 million; provision for income taxes, $37.7-$39.7 million; depreciation and amortization expense, $34.0.